UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 31, 2016

WILLIAM LYON HOMES

(Exact name of registrant as specified in its charter)

Delaware	001-31625	33-0864902
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

4695 MacArthur Court, 8th Floor

Newport Beach, California 92660

(Address of principal executive offices) (Zip Code)

(949) 833-3600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name and former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) William Lyon Homes (the “Company”) held its 2016 Annual Meeting of Stockholders on May 31, 2016 (the “Annual Meeting”). As of the close of business on April 8, 2016, the record date for eligibility to vote at the Annual Meeting, there were 28,963,132 shares of Class A Common Stock, $0.01 par value per share, and 3,813,884 shares of Class B Common Stock, $0.01 par value per share, issued and outstanding and entitled to vote at the Annual Meeting. Each share of Class A Common Stock was entitled to one (1) vote per share, and each share of Class B Common Stock was entitled to five (5) votes per share. Accordingly, as of the record date, the total voting power of all of the shares of the Company’s common stock entitled to vote at the Annual Meeting was 48,032,552 votes. There were present in person or represented by proxy at the Annual Meeting stockholders holding an aggregate of 27,210,052 shares of common stock representing 83.01% of the issued and outstanding shares of common stock of the Company, which shares held 42,465,588 votes, representing 88.41% of the total voting power of common stock of the Company, in each case which were entitled to vote at the Annual Meeting as determined on the record date.

(b) At the Annual Meeting, the stockholders of the Company:

(1) Elected all eight (8) of the Company’s nominees for director, with voting results as follows:

Name	Votes Cast For	Votes Withheld	Broker Non-Votes
Douglas K. Ammerman	37,133,712	2,503,838	2,828,038
Michael Barr	38,542,717	1,094,833	2,828,038
Thomas F. Harrison	38,344,834	1,292,716	2,828,038
Gary H. Hunt	38,330,650	1,306,900	2,828,038
General William Lyon	38,330,451	1,307,099	2,828,038
William H. Lyon	38,338,768	1,298,782	2,828,038
Matthew R. Niemann	37,710,796	1,926,754	2,828,038
Lynn Carlson Schell	38,015,529	1,622,021	2,828,038

Based on the foregoing votes, each of the eight nominees named in the table above was elected and will serve as a director until the 2017 annual meeting of stockholders and until such director’s successor is duly elected and qualified or, if earlier, such director’s death, resignation or removal.

(2) Ratified the selection of KPMG LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2016, with voting results as follows:

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
42,270,802	190,309	4,477	—

(3) Approved, on an advisory basis, the compensation of the Company’s named executive officers, with voting results as follows:

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
38,232,304	1,317,777	87,469	2,828,038

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2016

WILLIAM LYON HOMES
By:	/s/ Jason R. Liljestrom
Name:	Jason R. Liljestrom
Its:	Vice President, General Counsel and Corporate Secretary